UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 26, 2010

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Executive Compensation
On March 26, 2010, American Medical Systems, Inc., entered into amended and restated employment agreements with Anthony P. Bihl, III, Mark A. Heggestad, Joe W. Martin, and Maximillian D. Fiore. The amended and restated employment agreements amend the executives’ prior employment agreements by, among other things: (i) providing that the agreements would continue until either the executive provides, or American Medical Systems, Inc. provides, notice of termination; (ii) updating the compensation information currently provided to the executive and removing the discussion of compensation and benefits provided to the executive related to their initial hiring by American Medical Systems, Inc.; (iii) updating the provisions pertaining to payment of severance and continuation of benefits following the termination of the executive to reflect the adoption of the American Medical Systems, Inc. Executive Severance Pay Plan and the executive’s change in control severance agreement with American Medical Systems Holdings, Inc.; and (iv) decreasing the restrictive period from two years to one year following termination on the non-solicitation and non-competition provisions. The foregoing description of the amended and restated employment agreements is qualified in its entirety by reference to the complete text of each of the amended and restated employment agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this report and are incorporated into this report by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated March 26, 2010, between Anthony P. Bihl, III and American Medical Systems, Inc. (filed herewith)

10.2	Amended and Restated Employment Agreement, dated March 26, 2010, between Mark A. Heggestad and American Medical Systems, Inc. (filed herewith)

10.3	Amended and Restated Employment Agreement, dated March 26, 2010, between Joe W. Martin and American Medical Systems, Inc. (filed herewith)

10.4	Amended and Restated Employment Agreement, dated March 26, 2010, between Maximillian D. Fiore and American Medical Systems, Inc. (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: March 31, 2010	By	/s/ Mark A. Heggestad
		Name:	Mark A. Heggestad
		Title:	Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Amended and Restated Employment Agreement, dated March 26, 2010, between Anthony P. Bihl, III and American Medical Systems, Inc.	Filed herewith

10.2	Amended and Restated Employment Agreement, dated March 26, 2010, between Mark A. Heggestad and American Medical Systems, Inc.	Filed herewith

10.3	Amended and Restated Employment Agreement, dated March 26, 2010, between Joe W. Martin and American Medical Systems, Inc.	Filed herewith

10.4	Amended and Restated Employment Agreement, dated March 26, 2010, between Maximillian D. Fiore and American Medical Systems, Inc.	Filed herewith